United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2022

Merchants Bancorp

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-38258	20-5747400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Monon Boulevard
Carmel, Indiana 46032
(Address of Principal Executive Offices) (Zip Code)

(317) 569-7420

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MBIN	NASDAQ
Series A Preferred Stock, without par value	MBINP	NASDAQ
Depositary Shares, each representing a 1/40th interest in a share of Series B Preferred Stock, without par value	MBINO	NASDAQ
Depositary Shares, each representing a 1/40th interest in a share of Series C Preferred Stock, without par value	MBINN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 22, 2022, Merchants Bancorp (“Merchants”) and Merchants Bank of Indiana entered into an Underwriting Agreement (the “Underwriting Agreement”) with Piper Sandler & Co., Morgan Stanley & Co. LLC, and UBS Securities LLC, as representatives for the several underwriters set forth on Schedule A to the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which Merchants agreed to sell, and each Underwriter has severally and not jointly agreed to purchase, subject to and upon the terms and conditions set forth therein, an aggregate of 5,200,000 depositary shares (the “Depositary Shares”) each representing a 1/40th ownership interest in a share of Merchants’ 8.25% Fixed Rate Reset Series D Non-Cumulative Perpetual Preferred Stock, without par value per share, with a liquidation value of $25 per depositary share, in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-266672), and a related prospectus, including the related prospectus supplement (collectively, the “Registration Statement”), filed by Merchants with the Securities Exchange Commission. The Underwriting Agreement contains various representations, warranties and agreements by Merchants, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 as an exhibit to the Registration Statement and such exhibit is hereby incorporated by reference into the Registration Statement. The offering is expected to close September 27, 2022, subject to customary closing conditions.

Item 8.01 Other Events

On September 23, 2022, Merchants issued a press release announcing the pricing of the underwritten public offering of Depositary Shares. This press release has been attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 22, 2022, by and among Merchants Bancorp, Merchants Bank of Indiana, Piper Sandler & Co., Morgan Stanley & Co. LLC, and UBS Securities LLC.
99.1	Press Release, dated September 23, 2022 issued by Merchants Bancorp.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCORP

Date: September 23, 2022	By:	/s/ John F. Macke
Name: John F. Macke
Title: Chief Financial Officer